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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 April 22, 2003


                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                                    1-12084                              34-1559357
(State of incorporation)                     (Commission File Number)      (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                                                      43604
(Address of principal executive offices)                                               (Zip Code)
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       Registrant's telephone number, including area code: (419) 325-2100


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ITEM 5.  OTHER EVENTS

      On April 22, 2003 Libbey Inc. (the "Company") through a press release announced members of its executive management team hold stock options in Libbey Inc. that will be expiring within the next few months. As a result, four executives will be entering into plans to exercise these stock options and sell a portion of their shares in Libbey Inc. The Company's press release is attached on Exhibit 99.1 hereto.




      (c)   EXHIBITS

      Exhibit
         No.                              Description
         ---                              -----------

         99.1           Text of press release dated April 22, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    LIBBEY INC.
                                    Registrant





Date: April 23, 2003                      By:   /s/ Kenneth A. Boerger
     -------------------------                ---------------------------------
                                          Kenneth A. Boerger
                                          Vice President and Treasurer


                                   Page 2 of 2
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                                  EXHIBIT INDEX

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
     Exhibit No.                    Description                     Page No.
     -----------                    -----------                     --------

        99.1          Text of press release dated April 22,           E-1
                      2003
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